UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2008

VALASSIS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10991	38-2760940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19975 Victor Parkway, Livonia, MI	48152
(Address of Principal Executive Offices)	(Zip Code)

(734) 591-3000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 2.02.	Results of Operations and Financial Condition.

On April 15, 2008, Valassis Communications, Inc. (the “Company”) issued a press release announcing, among other things, certain information regarding the Company’s first quarter results. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On April 15, 2008, the Company successfully closed on the delayed draw term loan portion of its senior secured credit facility in an aggregate principal amount of approximately $160 million. The details of the delayed draw term loan portion of the Company’s senior secured credit facility were previously disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 8, 2007, and are incorporated by reference herein. As previously disclosed, the proceeds of the delayed draw term loan will primarily be used in connection with the anticipated exercise of put rights by the holders of the Company’s Senior Secured Convertible Notes due 2033 (the “2033 Notes”) on May 22, 2008.

The foregoing descriptions of the Company’s senior secured credit facility and the delayed draw term loan portion thereof are qualified in their entirety by reference to the complete copy of the Credit Agreement, dated as of March 2, 2007, by and among the Company and Bear, Stearns & Co. Inc. and Banc of America Securities LLC, as joint bookrunners and joint lead arrangers, Bank of America, N.A., as syndication agent, The Royal Bank of Scotland PLC, as co-documentation agent, JPMorgan Chase Bank, N.A., as co-documentation agent, General Electric Capital Corporation, as co-documentation agent, Bear Stearns Corporate Lending Inc., as administrative agent (the “Administrative Agent”) and collateral agent, and a syndicate of lenders, filed as Exhibit 10.1 to the Form 8-K filed by the Company with the SEC on March 8, 2007, which is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On April 15, 2008, the Company issued a press release announcing the draw down of the delayed draw term loan portion of the Company’s senior secured credit facility in an aggregate principal amount of approximately $160 million and certain information regarding the Company’s first quarter results. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release of Valassis Communications, Inc, dated April 15, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

	By:	/s/ Robert L. Recchia
Date: April 15, 2008	Name:	Robert L. Recchia
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release of Valassis Communications, Inc, dated April 15, 2008.